UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of report (Date of earliest event reported): August 5, 2005
VITRIA TECHNOLOGY, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-27207 (Commission File Number)	77-0386311 (I.R.S. Employer Identification No.)
945 Stewart Drive
Sunnyvale, CA 94085
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 212-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On August 5, 2005, Vitria Technology, Inc. entered into a separation agreement with James A. Davis, Vitria’s former Executive Vice President of Operations. Pursuant to the separation agreement and in consideration of the general release given by Mr. Davis, Vitria agreed to pay Mr. Davis 1) a lump sum severance payment of $150,000, less payroll deductions and all required withholdings, and 2) $20,000 in business expenses. The separation agreement is attached to this Form 8-K as Exhibit 10.43.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.

Exhibit
No.	Description
10.43	Separation Agreement, by and between James A. Davis and Vitria, dated August 5, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRIA TECHNOLOGY, INC.
Dated: August 11, 2005	By:	/s/ Dale Skeen
Dale Skeen
CEO

EXHIBIT INDEX

Exhibit
No.	Description
10.43	Separation Agreement, by and between James A. Davis and Vitria, dated August 5, 2005.